EXHIBIT 10.3

                               LETTER OF AGREEMENT


This is a Letter of Agreement between Biomune Systems, Inc. (the "Company") and Dr. David Lucas ("Consultant") effective as of December 3, 1996.

CONSULTING DUTIES

Consultant has provided services to the Company including but not limited to the following:

A.   Reviewed and designed nutritional studies related to Optimune.
B.   Designed new products for nutraceutical industry.
C. Assisted Company personnel in design of basic research with various Universities.

COMPENSATION

Consultant will be compensated as follows:

     a.   8,000 free-trading shares of the Company's Common Stock.

The above description of duties and compensation are agreed to by the undersigned.

Biomune Systems, Inc.

By:  /s/  Michael G. Acton                    /s/  David O. Lucas
     Michael G. Acton                         David O. Lucas
Its: Chief Financial Officer and Controller



December 4, 1996        December 3, 1996
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       Date                    Date